UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2020

Windtree Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26422	94-3171943
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2600 Kelly Road, Suite 100, Warrington, Pennsylvania		18976
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 488-9300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Securities registered pursuant to Section 12(g) of the Act:

Common Stock, par value $0.001 per share

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 6, 2020 Windtree Therapeutics, Inc. (the “Company”) and certain of the holders of the Company’s Series I Warrants (the “Series I Holders”) dated as of December 6, 2019 (the “Series I Warrants”) to purchase Common Stock, par value $0.001 per share (“Common Stock”) entered into Amendment No. 1 to the Series I Warrant to Purchase Common Stock (the “Series I Amendment”) pursuant to which the exercise price of the Series I Warrants was reduced from $12.09 to $9.67 if such Series I Warrant is exercised, in whole or in part, prior to December 5, 2021, in consideration for the Series I Holders agreeing to be bound by a lockup provision with respect to any shares of Common Stock or securities convertible, exchangeable or exercisable into shares of Common Stock that are beneficially owned, held or acquired by the Series I Holders (the “Securities”). Such lockup provision provides that the Series I Holders will not offer, sell, contract to sell, hypothecate, pledge or otherwise dispose of the Securities for a period of ninety (90) days following the earlier of (i) the closing date of the Company’s next public offering of securities, or (ii) December 24, 2020.

The foregoing description of the Series I Amendment does not purport to be complete and is qualified in its entirety by the terms and conditions of the Series I Amendment, which is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On May 7, 2020, Windtree Therapeutics, Inc. (the “Company”) released an investor presentation to be used in presentations to investors from time to time. A copy of this investor presentation is attached hereto as Exhibit 99.1.

The information in this Item 7.01 (including Exhibit 99.1) is being furnished solely to satisfy the requirements of Regulation FD and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act’) or otherwise subject to the liabilities of that Section, nor shall it deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Document

4.1	Form of Series I Amendment dated May 6, 2020.

99.1	Windtree Therapeutics, Inc. Investor Presentation (May 2020)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Windtree Therapeutics, Inc.

By:	/s/ Craig E. Fraser
Name:	Craig E. Fraser
Title:	President and Chief Executive Officer

Date: May 7, 2020